EXHIBIT 99.1
                                  LABTEC, INC.
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

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
                  ASSETS                                               SEPTEMBER 30, 1999             MARCH 31, 1999
                  ------                                               ------------------             --------------

CURRENT ASSETS:
  Cash                                                            $                  647,050    $                768,150
  Accounts receivable, net                                                        21,550,691                  17,889,858
  Interest and other receivables                                                     231,419                     211,468
  Income tax receivable                                                              498,139                     594,973
  Inventories                                                                     11,784,379                  10,661,758
  Prepaid expenses                                                                    67,928                     160,523
  Current deferred income taxes                                                    1,012,997                     829,713
                                                                  ------------------------------------------------------
      TOTAL CURRENT ASSETS                                                        35,792,603                  31,116,443

Property and equipment, net                                                        2,491,256                   2,329,880
Noncurrent deferred income taxes                                                   1,892,850                   1,892,850
Debt issuance costs                                                                2,496,239                   1,983,637
Other noncurrent assets                                                              142,299                     253,535
Goodwill, net                                                                     18,106,031                   9,392,044

                                                                  ------------------------------------------------------
                                                                  $               60,921,278    $             46,968,389
                                                                  ======================================================

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
----------------------------------------------

CURRENT LIABILITIES:
  Lines of credit                                                 $                9,519,882    $              4,000,000
  Current portion of long-term debt                                                2,800,000                           -
  Accounts payable                                                                 7,893,412                   8,491,828
  Income taxes payable                                                              (113,361)                          -
  Accrued payroll and benefits                                                     1,587,937                   1,588,855
  Accrued interest                                                                   499,948                     223,214
  Other accrued expenses                                                           2,002,447                   1,877,365
                                                                  ------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                                   24,190,265                  16,181,262

Long-term debt                                                                    32,553,782                  26,086,184
                                                                  ------------------------------------------------------
                                                                                  56,744,047                  42,267,446
                                                                  ------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)
  Common stock                                                                        72,251                      69,036
  Additional paid-in capital                                                      21,575,833                  20,551,252
  Stock subscription receivable                                                      (16,836)                    (25,688)
  Accumulated deficit                                                            (17,414,871)                (15,864,166)
  Accumulated other comprehensive income (loss):
      Cumulative foreign currency translation adjustment                             (39,146)                    (29,491)
                                                                  ------------------------------------------------------
                                                                                   4,177,231                   4,700,943
                                                                  ------------------------------------------------------

                                                                  $               60,921,278    $             46,968,389
                                                                  ======================================================


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